UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 6, 2017

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Road
Round Rock, Texas	78664
(Address of principal executive offices)	(Zip Code)

(512) 310-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Item 2.03.	Entry Into a Material Definitive Contract. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 6, 2017, TSS, Inc. (the “Company”) and its subsidiaries Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions AZ, LLC and Alletag Buildings, Inc. (together with the Company, collectively, the “Borrowers”) entered into a first amendment (the “First Amendment”) and related agreements with MHW SPV II, LLC (“MHW SPV”), MHW Partners, LP (“MHW Partners” and together with MHW SPV, the “Existing Lenders”), Andrew Berg (“Mr. Berg”) and Glen Ikeda (“Mr. Ikeda”, and collectively with Mr. Berg, the “New Lenders”; the New Lenders, MHW SPV and MHW Partners, collectively, the “Lender”). The First Amendment amends the amended and restated multiple advance term loan agreement among the Borrowers and the Existing Lenders dated as of July 19, 2017 (as amended by the First Amendment, the “Loan Agreement”) and the amended and restated security agreement by the Borrowers in favor of the Existing Lenders dated as of July 19, 2017 (as amended by the First Amendment, the “Security Agreement”).

The First Amendment adds the New Lenders as lenders under the Loan Agreement and the Security Agreement. In accordance with the terms of the First Amendment, Mr. Ikeda provided a loan to the Borrowers in the amount of $300,000 on October 6, 2017, and Mr. Berg provided a loan to the Borrowers in the amount of $100,000 on October 10, 2017. The Borrowers executed a promissory note (the “Ikeda Promissory Note”) to Mr. Ikeda to evidence the portion of the loan from Mr. Ikeda and the terms of repayment thereof, and a promissory note to Mr. Berg (the “Berg Promissory Note”, and collectively with the Ikeda Promissory Note, the “New Lender Notes”) to evidence the portion of the loan from Mr. Berg and the terms of repayment thereof (such loans, the “New Loans”, and collectively with the loans made by the Existing Lenders pursuant to the Loan Agreement, the “Loans”).

The Loans have a maturity date of July 19, 2022. The New Loans do not bear interest, and the Borrowers are permitted to make optional prepayments at any time without premium or penalty; provided, that if the Borrowers prepay the outstanding principal amount of a New Loan prior to the second anniversary of the date of the applicable New Lender Note, then the total amount of such prepayment will not exceed 95% of the total principal amount of such New Lender Note and any remaining principal amount under such New Lender Note shall be fully and finally cancelled, extinguished, forgiven and terminated without further action of any party.

The Loan Agreement and ancillary documents include customary affirmative covenants for secured transactions of this type, including compliance with laws, maintenance of insurance, maintenance of assets, timely payment of taxes and notice of adverse events. The Loan Agreement and ancillary documents include customary negative covenants, including limitations on liens on assets of the Borrowers.

The Loan Agreement and ancillary documents include customary events of default, including payment defaults, the making of false or misleading representations or warranties included in the Loan Agreement and ancillary documents, failure to perform or observe terms, covenants or agreements included in the Loan Agreement and ancillary documents, insolvency and bankruptcy defaults and dissolution and liquidation defaults.

The Company and Mr. Ikeda also entered into a warrant (the “Ikeda Warrant”) granting Mr. Ikeda the right to purchase up to 954,231 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). The Ikeda Warrant is exercisable until July 19, 2022, at an exercise price of $0.10 for the first 498,981 shares, $0.20 for the next 273,981 shares and $0.30 for the final 181,269 shares. The exercise price and number of shares of Common Stock issuable on exercise of the Ikeda Warrant will be subject to adjustment in the event of any stock split, reverse stock split, recapitalization, reorganization or similar transaction.

The Company and Mr. Berg also entered into a warrant (the “Berg Warrant”, collectively with the Ikeda Warrant, the “Warrants”) granting Mr. Berg the right to purchase up to 318,077 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). The Berg Warrant is exercisable until July 19, 2022, at an exercise price of $0.10 for the first 166,327 shares, $0.20 for the next 91,327 shares and $0.30 for the final 60,423 shares. The exercise price and number of shares of Common Stock issuable on exercise of the Berg Warrant will be subject to adjustment in the event of any stock split, reverse stock split, recapitalization, reorganization or similar transaction.

A copy of the First Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Ikeda Promissory Note is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the Berg Promissory Note is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Copies of the Warrants are attached hereto as Exhibit 99.4 and Exhibit 99.5 and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached First Amendment, Ikeda Promissory Note, Berg Promissory Note and Warrants.

Item 3.02.	Unregistered Sales of Equity Securities.

As more fully described in Item 2.03 of this Current Report on Form 8-K, in connection with the Loan Agreement, on the closing date, the Company issued the Ikeda Warrant to Mr. Ikeda and on October 10, 2017, the Company issued the Berg Warrant to Mr. Berg. The Warrants were issued in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended. Each of the New Lenders represented in the applicable Warrant that he was an accredited investor, that he was acquiring such Warrant and the underlying shares of common stock for investment for his own account, and that such Warrant and the underlying shares of common stock are restricted securities under the federal securities laws.

Item 9.01.	Financial Statements and Exhibits

99.1

First Amendment, among TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions AZ, LLC, Alletag Buildings, Inc., MHW Partners, LP, MHW SPV II, LLC, Andrew Berg and Glen Ikeda, dated October 6, 2017

99.2

Promissory Note, made by TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions AZ, LLC, and Alletag Buildings, Inc. payable to the order of Glen Ikeda, dated October 6, 2017

99.3

Promissory Note, made by TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions AZ, LLC, and Alletag Buildings, Inc. payable to the order of Andrew Berg, dated October 10, 2017

99.4	Warrant between TSS, Inc. and Glen Ikeda, dated October 6, 2017
99.5	Warrant between TSS, Inc. and Andrew Berg, dated October 10, 2017

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ John Penver
John Penver
Chief Financial Officer

Date: October 13, 2017